AMERICAN BEACON FUNDS

                       SUPPLEMENT DATED MAY 1, 2007 TO THE
                 PLANAHEAD CLASS PROSPECTUS DATED MARCH 1, 2007
                  PLATINUM CLASS PROSPECTUS DATED MARCH 1, 2007

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     Effective  as of May 1, 2007,  the Board of Trustees  (the  "Board") of the
American Beacon Funds (the "Trust") approved the liquidation and termination of the following fund or classes of a fund:

     1. American Beacon Municipal Money Market Fund.
     2. Platinum Class of the American Beacon Money Market Fund.
     3. Platinum Class of the American Beacon U.S. Government Money Market Fund.

     In reaching its decision, the Board determined that the continuation of the Fund and each Class was not in the best interests of the Trust, applicable Fund, Class or their respective shareholders primarily due to the expected redemption of a substantial number of assets by a large shareholder and resulting higher expenses. Accordingly, the Fund and each Class will be liquidated and terminated on May 31, 2007.

     In anticipation of this termination, the Fund and each Class will no longer offer shares to new investors beginning on May 1, 2007. Existing shareholders will receive a separate notice regarding transferring their investments to other funds.